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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 21, 2002

                                 EDO Corporation

             (Exact name of Registrant as specified in its charter)

          New York                       3812                    11-0707740
      (State or Other              (Primary Standard          (I.R.S. Employer
      Jurisdiction of           Industrial Classification    Identification No.)
Incorporation or Organization)         Code Number)
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                         60 East 42nd Street, Suite 5010
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                   ----------

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On March 21, 2002, the Registrant issued a press release regarding its proposed offer to sell approximately $100,000,000 principal amount of convertible subordinated notes due 2007. The Registrant stated that it intended to use the proceeds of the offering for general corporate purposes, including potential acquisitions.

         On March 27, 2002, the Registrant issued a press release announcing the pricing of $125,000,000 principal amount of the 5.25% convertible subordinated notes due 2007.

         On April 4, 2002, the Registrant issued a press release announcing the completion of its sale of $137,800,000 principal amount of the 5.25% convertible subordinated notes due 2007.

         The press releases for each of these announcements are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and each are incorporated by reference to this report.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EDO CORPORATION

                                         By:      /s/ William J. Frost
                                            ------------------------------------
                                         Name:  William J. Frost
                                         Title: Vice President - Administration
                                                and Secretary

Date:  April 4, 2002







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                                  EXHIBIT INDEX

Number                   Exhibit
------                   -------

99.1                     Press Release dated March 21, 2002.
99.2                     Press Release dated March 27, 2002.
99.3                     Press Release dated April 4, 2002.